Exhibit 99.1

Gaffney, Cline & Associates, Inc. 5555 San Felipe St., Suite 550 Houston, TX 77056 Telephone: +1 713 850 9955 www.gaffney-cline.com February 13, 2019

Mr. Juan Garoby

Chief Operating Officer

Vista Oil & Gas S.A.

Javier Barros Sierra 540, Tower 2, 2nd Floor

Lomas de Santa Fe

Mexico City

Mexico

Dear Mr. Garoby,

SEC Proved Reserves for certain Concessions

in Argentina as of December 31st, 2018

This proved reserves statement has been prepared by Gaffney, Cline & Associates (GCA) and issued on February 13, 2019 at the request of Vista Oil & Gas S.A. (VISTA). In February 2018 (effectively April 3, 2018) VISTA purchased the Apco Oil&GAS International Inc. Sucursal Argentina (APCO) and the Pampa Energía S.A. (PAMPA) interests of several properties located in the Neuquén basin and Noroeste basin of Argentina. Such properties have been evaluated in this report and listed as follows:

Table 1

List of Properties Evaluated

Concession / Contract	Basin	VISTA WI	Operator
Agua Amarga (Charco del Palenque)	Neuquina	100.00%	VISTA
Agua Amarga (Jarilla Quemada)	Neuquina	100.00%	VISTA
Bajada del Palo Oeste (*)	Neuquina	100.00%	VISTA
Bajada del Palo Este	Neuquina	100.00%	VISTA
Medanito	Neuquina	100.00%	VISTA
Jagüel de los Machos	Neuquina	100.00%	VISTA
Entre Lomas (Neuquén)	Neuquina	100.00%	VISTA
Entre Lomas (Rio Negro)	Neuquina	100.00%	VISTA
Coirón Amargo Norte	Neuquina	55.00%	VISTA
Coirón Amargo Suroeste	Neuquina	10.00%	SHELL
Acambuco	Noroeste	1.50%	PAE

(*)	Includes Bajada del Palo Non-Conventional Development

AB-18-2024.00	1
Vista Oil & Gas S.A.

As of December 3, 2018, Vista announced operation of Block Águila Mora. Águila Mora holds an exploration permit due in 2019 and is located in Neuquén. VISTA holds a 90% working interest and became the operator. Águila Mora block was not audited as no reserves were reported.

This report relates specifically and solely to the subject matter as defined in the scope of work in the Proposal for Services and is conditional upon the assumptions described herein. The report must be considered in its entirety and must only be used for the purpose for which it was intended.

GCA has conducted an independent audit examination, as of December 31, 2018, of the proved crude oil and natural gas reserves of previously mentioned contracts. Based on technical and other information made available to GCA concerning this property unit, GCA hereby provides the reserves statement in the following table:

Table 2

Statement of Remaining Reserves

of certain Concessions in Argentina as of December 31, 2018

	Gross (100%) Concession Reserves			WI Company Reserves
	Liquids MMBbl	Gas Bcf	Sales Gas Bcf	Liquids MMBbl	Gas Bcf	Sales Gas Bcf
Proved
Developed	30.8	255.5	227.1	27.1	103.4	81.3
Undeveloped	16.5	33.0	32.9	7.1	28.2	28.1

Total Proved	47.3	288.5	260.0	34.2	131.6	109.4

Notes:

1.	Gross concession reserves represent 100% of the volumes estimated to be commercially recoverable from the concessions under the intended development plan.

2.	Working interest (WI) reserves represent reserves volumes to the working interest of VISTA in the concessions.

3.	Royalties payable to Provinces have not been deducted from reported working interest (WI) reserves.

4.	Gas includes Gas Sales and Consumption

5.	Totals may not exactly equal the sum of the individual entries because of rounding.

Hydrocarbon liquid volumes represent crude oil, condensate, gasoline and LPG to be recovered in field separation and plant processing and are reported in millions of stock tank barrels (MMBbl). Natural gas volumes represent expected gas sales and field’s fuel usage, and are reported in billion (109) standard cubic feet (Bcf) at standard condition of 14.7 psia and 60°F.

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Gas volumes results from field separation and processing, being reduced by injection, flare and shrinkage, and include the volume of gas consumed at the field for production operations.

GCA presents the detail of volumes per concession in Appendix II.

Present and future price and costs assumptions were provided or specified by VISTA, in accordance to SEC rules and regulations. All prices and costs are expressed in US dollars. The following table shows average liquid prices by property.

Table 3

Liquid Prices by Property

Marker	Property	Marker Oil Price US$/Bbl	Quality Adjustment US$/Bbl	Oil, Condensate and Gasoline US$/Bbl
Medanito	25 de Mayo – Medanito Sureste	67.51	-2.84	64.67
Medanito	Jagüel de los Machos	67.51	-2.83	64.68
Medanito	Entre Lomas (Neuquén y Río Negro)	67.51	-2.12	65.40
Medanito	Bajada del Palo (Este y Oeste)	67.51	-2.11	65.40
Medanito	Agua Amarga	67.51	-2.13	65.39
Medanito	Coirón Amargo Norte Coirón Amargo Suroeste	67.51	-2.11	65.40
Noroeste	Acambuco	60.20	0.00	60.20

The average gas sales price for all concessions is US$ 4.58/MMBtu. The average LPG sales price is US$ 385.38/Ton.

Operating expenses include field operating expenses, transportation, compression and allocation of overhead directly related to production or development of the field.

This audit was performed with the data available from wells drilled in the concession through December 2018. Production of liquids and gas were estimated up to the economic limit or end of concession.

Reserves Assessment

This audit examination was based on reserves estimates and other information provided by VISTA to GCA through December 2018, and included such tests, procedures and adjustments as were considered necessary. All questions that arose during the audit process were resolved to GCA’s satisfaction.

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The price scenario for the December 31 2018 economic tests were based for oil on the average of prices that VISTA got during 2018 according to SEC rules, and for gas prices, on existing gas sales contracts. All prices and costs are quoted in US dollars.

Future capital costs were derived from development plans prepared by VISTA for each concession. Recent historical operating expense data were used as the basis for operating cost projections. Operating expenses include field operating expenses, transportation, compression and allocation of overhead directly related to production or development of the field. No inflation was considered in these costs. GCA has found that VISTA has projected sufficient capital investments and operating expenses to economically produce the projected volumes.

It is GCA’s opinion that the estimates of total remaining recoverable hydrocarbon liquid and gas volumes, as of December 31st 2018, are, in the aggregate, reasonable and the reserves categorization is appropriate. GCA concludes that the methodologies employed by VISTA in the derivation of the reserves estimates are appropriate, and that the quality of the data relied upon and the depth and thoroughness of the reserves estimation process is adequate.

Basis of Opinion

This document reflects GCA’s informed professional judgment based on accepted standards of professional investigation and, as applicable, the data and information provided by the Client and/or obtained from other sources (e.g., public domain), the limited scope of engagement, and the time permitted to conduct the evaluation.

In line with those accepted standards, this document does not in any way constitute or make a guarantee or prediction of results, and no warranty is implied or expressed that actual outcome will conform to the outcomes presented herein. GCA has not independently verified any information provided by, or at the direction of, the Client, and has accepted the accuracy and completeness of this data. GCA has no reason to believe that any material facts have been withheld, but does not warrant that its inquiries have revealed all of the matters that a more extensive examination might otherwise disclose.

The opinions expressed herein are subject to and fully qualified by the generally accepted uncertainties associated with the interpretation of geological and engineering data and do not reflect the totality of circumstances, scenarios and information that could potentially affect decisions made by the report’s recipients and/or actual results. The opinions and statements contained in this report are made in good faith and in the belief that such opinions and statements are representative of prevailing physical and economic circumstances.

In the preparation of this report, GCA has used definitions contained within SEC, Part 210 Rule 4-10(a) of Regulation S-X of the US Securities and Exchange Commission (see Appendix I).

There are numerous uncertainties inherent in estimating reserves, and in projecting future production, development expenditures, operating expenses and cash flows. Oil and gas reserves assessments must be recognized as a subjective process of estimating subsurface accumulations of oil and gas that cannot be measured in an exact way. Estimates of oil and gas reserves prepared by other parties may differ, perhaps materially, from those contained within this report.

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The accuracy of any reserve estimate is a function of the quality of the available data and of engineering and geological interpretation. Results of drilling, testing and production that post-date the preparation of the estimates may justify revisions, some or all of which may be material. Accordingly, reserve estimates are often different from the quantities of oil and gas that are ultimately recovered, and the timing and cost of those volumes that are recovered may vary from that assumed.

GCA’s review and audit involved reviewing pertinent facts, interpretations and assumptions made by VISTA or others in preparing estimates of reserves. GCA performed procedures necessary to enable it to render an opinion on the appropriateness of the methodologies employed, adequacy and quality of the data relied on, depth and thoroughness of the reserves estimation process, classification and categorization of reserves appropriate to the relevant definitions used, and reasonableness of the estimates.

Definition of Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce, or a revenue interest in, the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

GCA is not aware of any potential changes in regulations applicable to these concessions that could affect the ability of VISTA to produce the estimated reserves.

Reserves are further categorized in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by development and production status. All categories of reserves volumes quoted herein have been derived within the context of an economic limit test (ELT) assessment (pre-tax and exclusive of accumulated depreciation amounts) prior to any Net Present Value (NPV) analysis.

GCA has not undertaken a site visit and inspection because was not considered necessary and therefore outside of the scope of work of this audit. As such, GCA is not in a position to comment on the operations or facilities in place, their appropriateness and condition, or whether they are in compliance with the regulations pertaining to such operations. Further, GCA is not in a position to comment on any aspect of health, safety, or environment of such operation.

This report has been prepared based on GCA’s understanding of the effects of petroleum legislation and other regulations that currently apply to these properties. However, GCA is not in a position to attest to property title or rights, conditions of these rights (including environmental and abandonment obligations), or any necessary licenses and consents (including planning permission, financial interest relationships, or encumbrances thereon for any part of the appraised properties).

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Use of Net Present Values

It should be clearly understood that the NPVs contained herein do not represent a GCA opinion as to the market value of the subject property, nor any interest in it.

In assessing a likely market value, it would be necessary to take into account a number of additional factors including reserves risk (i.e., that Proved and/or Probable and/or Possible reserves may not be realized within the anticipated timeframe for their exploitation); perceptions of economic and sovereign risk, including potential change in regulations; potential upside; other benefits, encumbrances or charges that may pertain to a particular interest; and, the competitive state of the market at the time. GCA has explicitly not taken such factors into account in deriving the NPVs presented herein.

Qualifications

In performing this study, GCA is not aware that any conflict of interest has existed. As an independent consultancy, GCA is providing impartial technical, commercial, and strategic advice within the energy sector. GCA’s remuneration was not in any way contingent on the contents of this report.

In the preparation of this document, GCA has maintained, and continues to maintain, a strict independent consultant-client relationship with VISTA. Furthermore, the management and employees of GCA have no interest in any of the assets evaluated or related with the analysis performed, as part of this report.

Staff members who prepared this report hold appropriate professional and educational qualifications and have the necessary levels of experience and expertise to perform the work.

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Notice

This document is confidential and has been prepared for the exclusive use of the Client or parties named herein. It may not be distributed or made available, in whole or in part, to any other company or person without the prior knowledge and written consent of Gaffney, Cline & Associates (GCA). No person or company other than those for whom it is intended may directly or indirectly rely upon its contents. GCA is acting in an advisory capacity only and, to the fullest extent permitted by law, disclaims all liability for actions or losses derived from any actual or purported reliance on this document (or any other statements or opinions of GCA) by the Client or by any other person or entity.

Yours sincerely,

Gaffney, Cline & Associates

/s/ Gustavo Ritondale
Project Manager
Gustavo Ritondale, Project Manager

/s/ Roberto Wainhaus
Reviewed by
Roberto Wainhaus, Technical Director

Appendices

Appendix I	SEC Reserves Definitions
Appendix II	Reserves WI Resvenue Cash Flows
Appendix III	Standard Glossary

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Appendix I

SEC Reserves Definitions

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U.S. SECURITIES AND EXCHANGE COMMISSION (SEC)

MODERNIZATION OF OIL AND GAS REPORTING1

Oil and Gas Reserves Definitions and Reporting

(a)	Definitions

(1) Acquisition of properties. Costs incurred to purchase, lease or otherwise acquire a property, including costs of lease bonuses and options to purchase or lease properties, the portion of costs applicable to minerals when land including mineral rights is purchased in fee, brokers’ fees, recording fees, legal costs, and other costs incurred in acquiring properties.

(2) Analogous reservoir. Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition;

(iii)	Similar geological structure; and

(iv)	Same drive mechanism.

Instruction to paragraph (a)(2): Reservoir properties must, in the aggregate, be no more favorable in the analog than in the reservoir of interest.

(3) Bitumen. Bitumen, sometimes referred to as natural bitumen, is petroleum in a solid or semi-solid state in natural deposits with a viscosity greater than 10,000 centipoise measured at original temperature in the deposit and atmospheric pressure, on a gas free basis. In its natural state it usually contains sulfur, metals, and other non-hydrocarbons.

(4) Condensate. Condensate is a mixture of hydrocarbons that exists in the gaseous phase at original reservoir temperature and pressure, but that, when produced, is in the liquid phase at surface pressure and temperature.

(5) Deterministic estimate. The method of estimating reserves or resources is called deterministic when a single value for each parameter (from the geoscience, engineering, or economic data) in the reserves calculation is used in the reserves estimation procedure.

(6) Developed oil and gas reserves. Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

1	Extracted from 17 CFR Parts 210, 211, 229, and 249 [Release Nos. 33-8995; 34-59192; FR-78; File No. S7-15-08] RIN 3235-AK00].

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(7) Development costs. Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing the oil and gas. More specifically, development costs, including depreciation and applicable operating costs of support equipment and facilities and other costs of development activities, are costs incurred to:

(i)

Gain access to and prepare well locations for drilling, including surveying well locations for the purpose of determining specific development drilling sites, clearing ground, draining, road building, and relocating public roads, gas lines, and power lines, to the extent necessary in developing the proved reserves.

(ii)

Drill and equip development wells, development-type stratigraphic test wells, and service wells, including the costs of platforms and of well equipment such as casing, tubing, pumping equipment, and the wellhead assembly.

(iii)

Acquire, construct, and install production facilities such as lease flow lines, separators, treaters, heaters, manifolds, measuring devices, and production storage tanks, natural gas cycling and processing plants, and central utility and waste disposal systems.

(iv)	Provide improved recovery systems.

(8) Development project. A development project is the means by which petroleum resources are brought to the status of economically producible. As examples, the development of a single reservoir or field, an incremental development in a producing field, or the integrated development of a group of several fields and associated facilities with a common ownership may constitute a development project.

(9) Development well. A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known to be productive.

(10) Economically producible. The term economically producible, as it relates to a resource, means a resource which generates revenue that exceeds, or is reasonably expected to exceed, the costs of the operation. The value of the products that generate revenue shall be determined at the terminal point of oil and gas producing activities as defined in paragraph (a)(16) of this section.

(11) Estimated ultimate recovery (EUR). Estimated ultimate recovery is the sum of reserves remaining as of a given date and cumulative production as of that date.

(12) Exploration costs. Costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing oil and gas reserves, including costs of drilling exploratory wells and exploratory-type stratigraphic test wells. Exploration costs may be incurred both before acquiring the related property (sometimes referred to in pail as prospecting costs) and after acquiring the property. Principal types of exploration costs, which include depreciation and applicable operating costs of support equipment and facilities and other costs of exploration activities, are:

(i)

Costs of topographical, geographical and geophysical studies, rights of access to properties to conduct those studies, and salaries and other expenses of geologists, geophysical crews, and others conducting those studies. Collectively, these are sometimes referred to as geological and geophysical or “G&G” costs.

(ii)	Costs of carrying and retaining undeveloped properties, such as delay rentals, ad valorem taxes on properties, legal costs for title defense, and the maintenance of land and lease records.

(iii)	Dry hole contributions and bottom hole contributions.

(iv)	Costs of drilling and equipping exploratory wells.

(v)	Costs of drilling exploratory-type stratigraphic test wells.

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(13) Exploratory well. An exploratory well is a well drilled to find a new field or to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir. Generally, an exploratory well is any well that is not a development well, an extension well, a service well, or a stratigraphic test well as those items are defined in this section.

(14) Extension well. An extension well is a well drilled to extend the limits of a known reservoir.

(15) Field. An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition. There may be two or more reservoirs in a field which are separated vertically by intervening impervious strata, or laterally by local geologic barriers, or by both. Reservoirs that are associated by being in overlapping or adjacent fields may be treated as a single or common operational field. The geological terms “structural feature” and “stratigraphic condition” are intended to identify localized geological features as opposed to the broader terms of basins, trends, provinces, plays, areas-of-interest, etc.

(16) Oil and gas producing activities.

(i)	Oil and gas producing activities include:

(A)	The search for crude oil, including condensate and natural gas liquids, or natural gas (“oil and gas”) in their natural states and original locations;

(B)	The acquisition of property rights or properties for the purpose of further exploration or for the purpose of removing the oil or gas from such properties;

(C)

The construction, drilling, and production activities necessary to retrieve oil and gas from their natural reservoirs, including the acquisition, construction, installation, and maintenance of field gathering and storage systems, such as:

(1)	Lifting the oil and gas to the surface; and

(2)	Gathering, treating, and field processing (as in the case of processing gas to extract liquid hydrocarbons); and

(D)

Extraction of saleable hydrocarbons, in the solid, liquid, or gaseous state, from oil sands, shale, coalbeds, or other nonrenewable natural resources which are intended to be upgraded into synthetic oil or gas, and activities undertaken with a view to such extraction.

Instruction 1 to paragraph (a)(16)(i): The oil and gas production function shall be regarded as ending at a “terminal point”, which is the outlet valve on the lease or field storage tank. If unusual physical or operational circumstances exist, it may be appropriate to regard the terminal point for the production function as:

a.	The first point at which oil, gas, or gas liquids, natural or synthetic, are delivered to a main pipeline, a common carrier, a refinery, or a marine terminal; and

b.

In the case of natural resources that are intended to be upgraded into synthetic oil or gas, if those natural resources are delivered to a purchaser prior to upgrading, the first point at which the natural resources are delivered to a main pipeline, a common carrier, a refinery, a marine terminal, or a facility which upgrades such natural resources into synthetic oil or gas.

Instruction 2 to paragraph (a)(16)(i): For purposes of this paragraph (a)(16), the term saleable hydrocarbons means hydrocarbons that are saleable in the state in which the hydrocarbons are delivered.

(ii)	Oil and gas producing activities do not include:

(A)	Transporting, refining, or marketing oil and gas;

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(B)

Processing of produced oil, gas or natural resources that can be upgraded into synthetic oil or gas by a registrant that does not have the legal right to produce or a revenue interest in such production;

(C)	Activities relating to the production of natural resources other than oil, gas, or natural resources from which synthetic oil and gas can be extracted; or

(D)	Production of geothermal steam.

(17) Possible reserves. Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i)

When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii)

Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

(iii)	Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv)

The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v)

Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi)

Pursuant to paragraph (a)(22)(iii) of this section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

(18) Probable reserves. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i)

When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

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(ii)

Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii)	Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

(iv)	See also guidelines in paragraphs (a)(17)(iv) and (a)(17)(vi) of this section.

(19) Probabilistic estimate. The method of estimation of reserves or resources is called probabilistic when the full range of values that could reasonably occur for each unknown parameter (from the geoscience and engineering data) is used to generate a full range of possible outcomes and their associated probabilities of occurrence.

(20) Production costs.

(i)

Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities, they become part of the cost of oil and gas produced. Examples of production costs (sometimes called lifting costs) are:

(A)	Costs of labor to operate the wells and related equipment and facilities.

(B)	Repairs and maintenance .

(C)	Materials, supplies, arid fuel consumed and supplies utilized in operating the wells and related equipment and facilities.

(D)	Property taxes and insurance applicable to proved properties and wells and related equipment and facilities.

(E)	Severance taxes.

(ii)

Some support equipment or facilities may serve two or more oil and gas producing activities and may also serve transportation, refining, and marketing activities. To the extent that the support equipment and facilities are used in oil and gas producing activities, their depreciation and applicable operating costs become exploration, development or production costs, as appropriate. Depreciation, depletion, and amortization of capitalized acquisition, exploration, and development costs are not production costs but also become part of the cost of oil and gas produced along with production (lifting) costs identified above.

(21) Proved area. The part of a property to which proved reserves have been specifically attributed.

(22) Proved oil and gas reserves. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations — prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

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(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)	In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

(23) Proved properties. Properties with proved reserves.

(24) Reasonable certainty. If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

(25) Reliable technology. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

(26) Reserves. Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

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Note to paragraph (a)(26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

(27) Reservoir. A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

(28) Resources. Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

(29) Service well. A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

(30) Stratigraphic test well. A stratigraphic test well is a drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as “exploratory type” if not drilled in a known area or “development type” if drilled in a known area.

(31) Undeveloped oil and gas reserves. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)

Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)

Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii)

Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

(32) Unproved properties. Properties with no proved reserves.

Vista Oil & Gas S.A.	15
February 13, 2019

Appendix II

Reserves WI Revenue Cash Flows

Vista Oil & Gas S.A.	16
February 13, 2019

Summary of WI Reserves by concession

The following tables summarize the reserves volumes and the economic test for each reserves category for all concessions. Gas Volumes are expressed at actual separator caloric power at standard condition.

Table 4

WI Reserves Volumes

	WI Reserves
	Proved Developed			Proved Undeveloped			Total Proved
		Sales+Consum	Sales		Sales+Consum	Sales		Sales+Consum	Sales
Field	Liquids	Gas	Gas	Liquids	Gas	Gas	Liquids	Gas	Gas
	MBbl	MMcf	MMcf	MBbl	MMcf	MMcf	MBbl	MMcf	MMcf
Acambuco	46	2,305	2,215	0	0	0	46	2,305	2,215
Bajada del Palo Oeste_NOC	0	0	0	1,919	1,282	1,282	1,919	1,282	1,282
Bajada del Palo Oeste	2,172	35,293	33,704	1,289	22,591	22,591	3,461	57,885	56,296
Bajada del Palo Este	1,095	7,509	7,155	389	1,477	1,477	1,484	8,986	8,632
Coirón Amargo Norte	475	759	304	0	0	0	475	759	304
Coirón Amargo Suroeste	42	21	21	1,116	564	564	1,158	585	585
Charco del Palenque	625	805	786	514	464	464	1,139	1,269	1,250
Jarilla Quemada	9	2,261	1,719	0	0	0	9	2,261	1,719
Entra Lomas RN	8,248	37,906	23,146	351	568	568	8,599	38,474	23,713
Entra Lomas NQ	2,218	5,207	2,253	178	319	319	2,396	5,526	2,572
Jaguel de los Machos	4,896	8,417	7,996	536	542	515	5,432	8,959	8,511
25 de Mayo-Medanito SE	7,270	2,897	1,986	774	414	304	8,044	3,312	2,290

Total	27,096	103,382	81,286	7,066	28,222	28,084	34,162	131,603	109,370

*	Gas at STD conditions

Notes:

1.	Sales+Consum Gas includes gas sales and consumption in field’s operations

2.	Royalties payable to Provinces have not been deducted from reported working interest reserves.

Hydrocarbon liquid volumes represent crude oil and condensate estimated to be recovered during field separation and gasoline and LPG estimated to be recovered from gas treatment plants, and are reported in thousands of stock tank barrels (MBbl). Natural gas volumes represent expected gas sales and field’s fuel usage, and are reported in Million (106) standard cubic feet at standard condition of 14.7 psia and 60°F.

Gas reserves sales volumes are based on firm and existing gas contracts, or on the reasonable expectation of a contract or on the reasonable expectation that any such existing gas sales contracts will be renewed on similar terms in the future.

Summary of future WI revenue and Cash Flow for all reserves categories

The following tables summarize the volumes and the economic test for Proved Developed and 1P reserves category for all concessions. Sales Gas Volumes are expressed in standard condition. Reserve gas volumes are produced volumes (actual separator caloric power) at standard condition.

Vista Oil & Gas S.A.	17
February 13, 2019

Proved Develop Producing

Table 5

VISTA OIL & GAS S.A.

Summary of future WI Revenue and Cash Flow From Proved Developed Reserves

As of December 31st, 2018

	Gross Product Sales			WI Product Sales
	Oil, C5+, and	Sales		Oil, C5+, and	Sales
Field	Condensate	Gas	LPG	Condensate	Gas	LPG
	MBbl	MMcf	MTons	MBbl	MMcf	MTons
Acambuco	3,075	147,678	0.0	46	2,215	0.0
Bajada del Palo Oeste_NOC	0	0	0.0	0	0	0.0
Bajada del Palo Oeste	2,172	33,704	0.0	2,172	33,704	0.0
Bajada del Palo Este	1,019	7,155	6.5	1,019	7,155	6.5
Coirón Amargo Norte	792	507	0.0	475	304	0.0
Coirón Amargo Suroeste	398	201	0.0	42	21	0.0
Charco del Palenque	590	786	3.0	590	786	3.0
Jarilla Quemada	9	1,719	0.0	9	1,719	0.0
Entra Lomas RN	7,377	23,146	74.2	7,377	23,146	74.2
Entra Lomas NQ	2,153	2,253	5.6	2,153	2,253	5.6
Jaguel de los Machos	4,896	7,996	0.0	4,896	7,996	0.0
25 de Mayo-Medanito SE	7,270	1,986	0.0	7,270	1,986	0.0

Total	29,751	227,132	89	26,048	81,286	89

*	Gas at STD conditions

Field	Future Gross Revenue	Royalties	Operating Expenses	Others	IIBB	Capital Costs	Abandon Costs	FCF Before TAX	IIGG	FCF After TAX	Present Worth at 10 Percent
	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
Acambuco	14	-2	-2	0	0	0	0	10	-2	7	5
Bajada del Palo Oeste_NOC	0	0	0	0	0	0	0	0	0	0	0
Bajada del Palo Oeste	300	-47	-87	0	-10	-2	-2	153	-33	120	88
Bajada del Palo Este	103	-16	-38	0	-3	-2	-2	41	-9	33	25
Coirón Amargo Norte	33	-5	-16	0	-1	-1	0	9	-2	8	6
Coirón Amargo Suroeste	3	0	-1	0	0	0	0	2	0	1	1
Charco del Palenque	43	-8	-21	0	-1	-1	-3	9	-2	6	6
Jarilla Quemada	9	-2	-5	0	0	0	-1	2	0	1	1
Entra Lomas RN	622	-93	-307	0	-20	-33	-14	154	-38	116	89
Entra Lomas NQ	153	-23	-59	0	-5	0	-10	56	-16	40	34
Jaguel de los Machos	360	-54	-72	0	-12	0	-1	221	-52	169	131
25 de Mayo-Medanito SE	481	-72	-146	0	-16	-1	-3	243	-56	187	140

Total	2,120	(322)	(754)	0	(68)	-41	(35)	900	(211)	690	526

Vista Oil & Gas S.A.	18
February 13, 2019

Total Proved (1P)

Table 6

VISTA OIL & GAS S.A.

Summary of future WI Revenue and Cash Flow From 1P Reserves

As of December 31st, 2018

	Gross Product Sales			WI Product Sales
Field	Oil, C5+, and Condensate	Sales Gas	LPG	Oil, C5+, and Condensate	Sales Gas	LPG
	MBbl	MMcf	MTons	MBbl	MMcf	MTons
Acambuco	3,075	147,678	0.0	46	2,215	0.0
Bajada del Palo Oeste_NOC	1,919	1,282	0.0	1,919	1,282	0.0
Bajada del Palo Oeste	3,461	56,296	0.0	3,461	56,296	0.0
Bajada del Palo Este	1,393	8,632	7.7	1,393	8,632	7.7
Coirón Amargo Norte	792	507	0.0	475	304	0.0
Coirón Amargo Suroeste	10,968	5,542	0.0	1,158	585	0.0
Charco del Palenque	1,084	1,250	4.7	1,084	1,250	4.7
Jarilla Quemada	9	1,719	0.0	9	1,719	0.0
Entra Lomas RN	7,716	23,713	75.3	7,716	23,713	75.3
Entra Lomas NQ	2,325	2,572	6.0	2,325	2,572	6.0
Jaguel de los Machos	5,432	8,511	0.0	5,432	8,511	0.0
25 de Mayo-Medanito SE	8,044	2,290	0.0	8,044	2,290	0.0

Total	46,219	259,993	94	33,063	109,370	94

*	Gas at STD conditions

Field	Future Gross Revenue	Royalties	Operating Expenses	Others	IIBB	Capital Costs	Abandon Costs	FCF Before TAX	IIGG	FCF After TAX	Present Worth at 10 Percent
	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
Acambuco	14	-2	-2	0	0	0	0	10	-2	7	5
Bajada del Palo Oeste_NOC	132	-16	-14	0	-4	-35	0	62	-16	46	25
Bajada del Palo Oeste	492	-77	-120	0	-16	-49	-2	230	-52	178	119
Bajada del Palo Este	135	-21	-43	0	-4	-15	-2	50	-11	39	27
Coirón Amargo Norte	33	-5	-16	0	-1	-1	0	9	-2	8	6
Coirón Amargo Suroeste	79	-9	-15	0	-2	-34	0	18	-4	13	1
Charco del Palenque	79	-15	-27	0	-3	-18	-3	14	-3	10	7
Jarilla Quemada	9	-2	-5	0	0	0	-1	2	0	1	1
Entra Lomas RN	647	-97	-312	0	-21	-43	-14	161	-40	121	91
Entra Lomas NQ	166	-25	-62	0	-5	-6	-10	58	-16	42	34
Jaguel de los Machos	397	-60	-76	0	-13	-8	-1	239	-57	182	140
25 de Mayo-Medanito SE	532	-80	-152	0	-17	-14	-3	266	-62	204	151

Total	2,714	(408)	(843)	0	(87)	(223)	(35)	1,119	(267)	852	608

Vista Oil & Gas S.A.	19
February 13, 2019

TABLE 7.1 ACA

FUTURE WI REVENUE from the PROVED DEVELOPED RESERVES

as of

DECEMBER 31, 2018

in the

ACAMBUCO

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	579	26,219	0.0	9	393	0.0	60.20	4.58	0.00	2	0	0	0	0	0	0	2	-1	1
2020	502	23,524	0.0	8	353	0.0	60.20	4.58	0.00	2	0	0	0	0	0	0	2	0	1
2021	438	21,017	0.0	7	315	0.0	60.20	4.58	0.00	2	0	0	0	0	0	0	1	0	1
2022	385	18,850	0.0	6	283	0.0	60.20	4.58	0.00	2	0	0	0	0	0	0	1	0	1
2023	342	16,918	0.0	5	254	0.0	60.20	4.58	0.00	2	0	0	0	0	0	0	1	0	1
2024	306	15,233	0.0	5	228	0.0	60.20	4.58	0.00	1	0	0	0	0	0	0	1	0	1
2025	274	13,648	0.0	4	205	0.0	60.20	4.58	0.00	1	0	0	0	0	0	0	1	0	1
2026	248	12,269	0.0	4	184	0.0	60.20	4.58	0.00	1	0	0	0	0	0	0	1	0	1
2027	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2028	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0

TOTAL	3,075	147,678	0.0	46	2,215	0.0				14	-2	-2	0	0	0	0	10	-2	7

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	5
5.00%	6
15.00%	5
20.00%	4

Vista Oil & Gas S.A.	20
February 13, 2019

TABLE 7.2 ACA

FUTURE WI REVENUE from the TOTAL PROVED RESERVES

as of

DECEMBER 31, 2018

in the

ACAMBUCO

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	579	26,219	0.0	9	393	0.0	60.20	4.58	0.00	2	0	0	0	0	0	0	2	-1	1
2020	502	23,524	0.0	8	353	0.0	60.20	4.58	0.00	2	0	0	0	0	0	0	2	0	1
2021	438	21,017	0.0	7	315	0.0	60.20	4.58	0.00	2	0	0	0	0	0	0	1	0	1
2022	385	18,850	0.0	6	283	0.0	60.20	4.58	0.00	2	0	0	0	0	0	0	1	0	1
2023	342	16,918	0.0	5	254	0.0	60.20	4.58	0.00	2	0	0	0	0	0	0	1	0	1
2024	306	15,233	0.0	5	228	0.0	60.20	4.58	0.00	1	0	0	0	0	0	0	1	0	1
2025	274	13,648	0.0	4	205	0.0	60.20	4.58	0.00	1	0	0	0	0	0	0	1	0	1
2026	248	12,269	0.0	4	184	0.0	60.20	4.58	0.00	1	0	0	0	0	0	0	1	0	1
2027	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2028	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	60.20	4.58	0.00	0	0	0	0	0	0	0	0	0	0

TOTAL	3,075	147,678	0.0	46	2,215	0.0				14	-2	-2	0	0	0	0	10	-2	7

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	5
5.00%	6
15.00%	5
20.00%	4

Vista Oil & Gas S.A.	21
February 13, 2019

TABLE 7.3 BPO

FUTURE WI REVENUE from the PROVED DEVELOPED RESERVES

as of

DECEMBER 31, 2018

in the

BAJADA DEL PALO OESTE FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	404	6,982	0.0	404	6,982	0.0	65.40	4.58	385.38	59	-9	-15	0	-2	0	0	33	-8	25
2020	329	5,543	0.0	329	5,543	0.0	65.40	4.58	385.38	48	-7	-12	0	-2	-1	0	26	-5	20
2021	270	4,422	0.0	270	4,422	0.0	65.40	4.58	385.38	38	-6	-10	0	-1	0	0	21	-4	16
2022	222	3,532	0.0	222	3,532	0.0	65.40	4.58	385.38	31	-5	-8	0	-1	0	0	17	-3	13
2023	183	2,827	0.0	183	2,827	0.0	65.40	4.58	385.38	25	-4	-7	0	-1	0	0	13	-3	11
2024	150	2,255	0.0	150	2,255	0.0	65.40	4.58	385.38	20	-3	-6	0	-1	0	0	11	-2	9
2025	124	1,810	0.0	124	1,810	0.0	65.40	4.58	385.38	17	-2	-5	0	-1	0	0	9	-2	7
2026	103	1,450	0.0	103	1,450	0.0	65.40	4.58	385.38	14	-2	-4	0	0	0	0	7	-1	5
2027	85	1,160	0.0	85	1,160	0.0	65.40	4.58	385.38	11	-2	-3	0	0	0	0	5	-1	4
2028	71	927	0.0	71	927	0.0	65.40	4.58	385.38	9	-2	-3	0	0	0	0	4	-1	3
2029	59	738	0.0	59	738	0.0	65.40	4.58	385.38	7	-1	-2	0	0	0	0	3	-1	3
2030	48	586	0.0	48	586	0.0	65.40	4.58	385.38	6	-1	-2	0	0	0	0	3	0	2
2031	35	431	0.0	35	431	0.0	65.40	4.58	385.38	4	-1	-2	0	0	0	0	2	0	1
2032	29	343	0.0	29	343	0.0	65.40	4.58	385.38	4	-1	-2	0	0	0	0	1	0	1
2033	24	281	0.0	24	281	0.0	65.40	4.58	385.38	3	-1	-2	0	0	0	0	1	0	1
2034	20	229	0.0	20	229	0.0	65.40	4.58	385.38	2	0	-1	0	0	0	0	0	0	0
2035	17	188	0.0	17	188	0.0	65.40	4.58	385.38	2	0	-1	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	-2	-2	0	-2
2037	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	2,172	33,704	0.0	2,172	33,704	0.0				300	-47	-87	0	-10	-2	-2	153	-33	120

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	88
5.00%	102
15.00%	77
20.00%	69

Vista Oil & Gas S.A.	22
February 13, 2019

TABLE 7.3.1 BPO-NOC

FUTURE WI REVENUE from the PROVED DEVELOPED RESERVES

as of

DECEMBER 31, 2018

in the

BAJADA DEL PALO OESTE FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2020	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2021	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2022	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2023	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2024	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2025	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2026	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2027	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2028	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	0	0	0.0	0	0	0.0				0	0	0	0	0	0	0	0	0	0

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	0
5.00%	0
15.00%	0
20.00%	0

Vista Oil & Gas S.A.	23
February 13, 2019

TABLE 7.4 BPO

FUTURE WI REVENUE from the TOTAL PROVED RESERVES

as of

DECEMBER 31, 2018

in the

BAJADA DEL PALO OESTE FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	404	6,983	0.0	404	6,983	0.0	65.40	4.58	385.38	59	-9	-15	0	-2	0	0	33	-8	25
2020	456	9,331	0.0	456	9,331	0.0	65.40	4.58	385.38	74	-11	-17	0	-2	-26	0	17	-9	8
2021	471	12,265	0.0	471	12,265	0.0	65.40	4.58	385.38	89	-13	-20	0	-3	-19	0	33	-9	24
2022	411	8,829	0.0	411	8,829	0.0	65.40	4.58	385.38	69	-10	-16	0	-2	-3	0	38	-7	31
2023	333	5,451	0.0	333	5,451	0.0	65.40	4.58	385.38	48	-7	-11	0	-2	0	0	28	-5	23
2024	270	3,633	0.0	270	3,633	0.0	65.40	4.58	385.38	35	-5	-8	0	-1	0	0	20	-4	17
2025	221	2,538	0.0	221	2,538	0.0	65.40	4.58	385.38	27	-4	-6	0	-1	0	0	15	-3	13
2026	182	1,834	0.0	182	1,834	0.0	65.40	4.58	385.38	21	-4	-5	0	-1	0	0	11	-2	9
2027	151	1,340	0.0	151	1,340	0.0	65.40	4.58	385.38	16	-3	-4	0	-1	0	0	9	-2	7
2028	125	1,010	0.0	125	1,010	0.0	65.40	4.58	385.38	13	-2	-3	0	0	0	0	7	-1	6
2029	104	802	0.0	104	802	0.0	65.40	4.58	385.38	11	-2	-3	0	0	0	0	6	-1	5
2030	87	640	0.0	87	640	0.0	65.40	4.58	385.38	9	-2	-2	0	0	0	0	4	-1	4
2031	68	477	0.0	68	477	0.0	65.40	4.58	385.38	7	-1	-2	0	0	0	0	3	-1	3
2032	56	381	0.0	56	381	0.0	65.40	4.58	385.38	5	-1	-2	0	0	0	0	2	0	2
2033	47	313	0.0	47	313	0.0	65.40	4.58	385.38	5	-1	-2	0	0	0	0	2	0	2
2034	40	257	0.0	40	257	0.0	65.40	4.58	385.38	4	-1	-2	0	0	0	0	1	0	1
2035	34	212	0.0	34	212	0.0	65.40	4.58	385.38	3	-1	-2	0	0	0	0	1	0	1
2036	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	-2	-2	0	-2
2037	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	3,461	56,296	0.0	3,461	56,296	0.0				492	-77	-120	0	-16	-49	-2	230	-52	178

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	119
5.00%	143
15.00%	101
20.00%	87

Vista Oil & Gas S.A.	24
February 13, 2019

TABLE 7.4.1 BPO-NOC

FUTURE WI REVENUE from the TOTAL PROVED RESERVES

as of

DECEMBER 31, 2018

in the

BAJADA DEL PALO OESTE NOC FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	389	260	0.0	389	260	0.0	65.40	4.58	385.38	27	-3	-2	0	-1	-34	0	-14	-5	-19
2020	447	299	0.0	447	299	0.0	65.40	4.58	385.38	31	-4	-3	0	-1	-1	0	22	-4	19
2021	272	181	0.0	272	181	0.0	65.40	4.58	385.38	19	-2	-2	0	-1	0	0	14	-2	12
2022	179	120	0.0	179	120	0.0	65.40	4.58	385.38	12	-1	-1	0	0	0	0	9	-1	8
2023	126	84	0.0	126	84	0.0	65.40	4.58	385.38	9	-1	-1	0	0	0	0	7	-1	6
2024	92	62	0.0	92	62	0.0	65.40	4.58	385.38	6	-1	-1	0	0	0	0	5	-1	4
2025	70	47	0.0	70	47	0.0	65.40	4.58	385.38	5	-1	0	0	0	0	0	4	-1	3
2026	55	36	0.0	55	36	0.0	65.40	4.58	385.38	4	0	0	0	0	0	0	3	0	2
2027	44	29	0.0	44	29	0.0	65.40	4.58	385.38	3	0	0	0	0	0	0	2	0	2
2028	35	24	0.0	35	24	0.0	65.40	4.58	385.38	2	0	0	0	0	0	0	2	0	2
2029	29	20	0.0	29	20	0.0	65.40	4.58	385.38	2	0	0	0	0	0	0	1	0	1
2030	24	16	0.0	24	16	0.0	65.40	4.58	385.38	2	0	0	0	0	0	0	1	0	1
2031	21	14	0.0	21	14	0.0	65.40	4.58	385.38	1	0	0	0	0	0	0	1	0	1
2032	18	12	0.0	18	12	0.0	65.40	4.58	385.38	1	0	0	0	0	0	0	1	0	1
2033	15	10	0.0	15	10	0.0	65.40	4.58	385.38	1	0	0	0	0	0	0	1	0	1
2034	13	9	0.0	13	9	0.0	65.40	4.58	385.38	1	0	0	0	0	0	0	1	0	1
2035	12	8	0.0	12	8	0.0	65.40	4.58	385.38	1	0	0	0	0	0	0	1	0	0
2036	10	7	0.0	10	7	0.0	65.40	4.58	385.38	1	0	0	0	0	0	0	0	0	0
2037	9	6	0.0	9	6	0.0	65.40	4.58	385.38	1	0	0	0	0	0	0	0	0	0
2038	8	5	0.0	8	5	0.0	65.40	4.58	385.38	1	0	0	0	0	0	0	0	0	0
2039	7	5	0.0	7	5	0.0	65.40	4.58	385.38	1	0	0	0	0	0	0	0	0	0
2040	7	4	0.0	7	4	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	6	4	0.0	6	4	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	5	4	0.0	5	4	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	5	3	0.0	5	3	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	5	3	0.0	5	3	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	4	3	0.0	4	3	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	4	3	0.0	4	3	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	4	2	0.0	4	2	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	3	2	0.0	3	2	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	1	1	0.0	1	1	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	1,919	1,282	0.0	1,919	1,282	0.0				132	-16	-14	0	-4	-35	0	62	-16	46

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	25
5.00%	34
15.00%	20
20.00%	15

Vista Oil & Gas S.A.	25
February 13, 2019

TABLE 7.5 BPE

FUTURE WI REVENUE from the PROVED DEVELOPED RESERVES

as of

DECEMBER 31, 2018

in the

BAJADA DEL PALO ESTE FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	182	1,505	1.4	182	1,505	1.4	65.40	4.58	385.38	20	-3	-6	0	-1	0	0	9	-2	7
2020	151	1,184	1.1	151	1,184	1.1	65.40	4.58	385.38	16	-2	-5	0	-1	-1	0	7	-1	6
2021	126	938	0.8	126	938	0.8	65.40	4.58	385.38	13	-2	-4	0	0	0	0	6	-1	5
2022	105	747	0.7	105	747	0.7	65.40	4.58	385.38	11	-2	-4	0	0	0	0	5	-1	4
2023	88	597	0.5	88	597	0.5	65.40	4.58	385.38	9	-1	-3	0	0	0	0	4	-1	3
2024	73	479	0.4	73	479	0.4	65.40	4.58	385.38	7	-1	-3	0	0	0	0	3	-1	3
2025	61	386	0.3	61	386	0.3	65.40	4.58	385.38	6	-1	-2	0	0	0	0	3	0	2
2026	51	308	0.3	51	308	0.3	65.40	4.58	385.38	5	-1	-2	0	0	0	0	2	0	2
2027	43	250	0.2	43	250	0.2	65.40	4.58	385.38	4	-1	-2	0	0	0	0	2	0	1
2028	36	203	0.2	36	203	0.2	65.40	4.58	385.38	3	-1	-1	0	0	0	0	1	0	1
2029	29	165	0.1	29	165	0.1	65.40	4.58	385.38	3	0	-1	0	0	0	0	1	0	1
2030	24	130	0.1	24	130	0.1	65.40	4.58	385.38	2	0	-1	0	0	0	0	1	0	1
2031	20	106	0.1	20	106	0.1	65.40	4.58	385.38	2	0	-1	0	0	0	0	0	0	0
2032	17	87	0.1	17	87	0.1	65.40	4.58	385.38	2	0	-1	0	0	0	0	0	0	0
2033	14	71	0.1	14	71	0.1	65.40	4.58	385.38	1	0	-1	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	-2	-2	0	-2
2035	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	1,019	7,155	6.5	1,019	7,155	6.5				103	-16	-38	0	-3	-2	-2	41	-9	33

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	25
5.00%	28
15.00%	22
20.00%	20

Vista Oil & Gas S.A.	26
February 13, 2019

TABLE 7.6 BPE

FUTURE WI REVENUE from the TOTAL PROVED RESERVES

as of

DECEMBER 31, 2018

in the

BAJADA DEL PALO ESTE FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	182	1,505	1.4	182	1,505	1.4	65.40	4.58	385.38	20	-3	-6	0	-1	0	0	9	-2	7
2020	186	1,337	1.2	186	1,337	1.2	65.40	4.58	385.38	19	-3	-6	0	-1	-6	0	4	-2	2
2021	180	1,105	1.0	180	1,105	1.0	65.40	4.58	385.38	17	-3	-5	0	-1	-5	0	4	-2	2
2022	164	917	0.8	164	917	0.8	65.40	4.58	385.38	15	-2	-4	0	0	-3	0	5	-1	4
2023	153	852	0.8	153	852	0.8	65.40	4.58	385.38	14	-2	-4	0	0	0	0	8	-1	6
2024	123	664	0.6	123	664	0.6	65.40	4.58	385.38	11	-2	-3	0	0	0	0	6	-1	5
2025	102	533	0.5	102	533	0.5	65.40	4.58	385.38	9	-1	-3	0	0	0	0	5	-1	4
2026	84	427	0.4	84	427	0.4	65.40	4.58	385.38	8	-1	-2	0	0	0	0	4	-1	3
2027	52	315	0.3	52	315	0.3	65.40	4.58	385.38	5	-1	-2	0	0	0	0	2	0	2
2028	43	255	0.2	43	255	0.2	65.40	4.58	385.38	4	-1	-2	0	0	0	0	2	0	2
2029	35	206	0.2	35	206	0.2	65.40	4.58	385.38	3	-1	-1	0	0	0	0	1	0	1
2030	28	163	0.1	28	163	0.1	65.40	4.58	385.38	3	0	-1	0	0	0	0	1	0	1
2031	23	133	0.1	23	133	0.1	65.40	4.58	385.38	2	0	-1	0	0	0	0	1	0	1
2032	19	108	0.1	19	108	0.1	65.40	4.58	385.38	2	0	-1	0	0	0	0	0	0	0
2033	16	88	0.1	16	88	0.1	65.40	4.58	385.38	2	0	-1	0	0	0	0	0	0	0
2034	2	13	0.0	2	13	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2035	1	11	0.0	1	11	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	-2	-2	0	-2
2037	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	1,393	8,632	7.7	1,393	8,632	7.7				135	-21	-43	0	-4	-15	-2	50	-11	39

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	27
5.00%	32
15.00%	23
20.00%	20

Vista Oil & Gas S.A.	27
February 13, 2019	.

TABLE 7.7 CAN

FUTURE WI REVENUE from the PROVED DEVELOPED RESERVES

as of

DECEMBER 31, 2018

in the

COIRON AMARGO NORTE

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	136	87	0.0	82	52	0.0	65.40	4.58	0.00	6	-1	-2	0	0	0	0	2	-1	2
2020	121	77	0.0	72	46	0.0	65.40	4.58	0.00	5	-1	-2	0	0	-1	0	1	0	1
2021	107	68	0.0	64	41	0.0	65.40	4.58	0.00	4	-1	-2	0	0	0	0	1	0	1
2022	95	61	0.0	57	36	0.0	65.40	4.58	0.00	4	-1	-2	0	0	0	0	1	0	1
2023	84	54	0.0	50	32	0.0	65.40	4.58	0.00	3	-1	-2	0	0	0	0	1	0	1
2024	74	48	0.0	44	28	0.0	65.40	4.58	0.00	3	0	-2	0	0	0	0	1	0	1
2025	66	42	0.0	39	25	0.0	65.40	4.58	0.00	3	0	-1	0	0	0	0	1	0	1
2026	58	37	0.0	35	22	0.0	65.40	4.58	0.00	2	0	-1	0	0	0	0	1	0	0
2027	52	33	0.0	31	20	0.0	65.40	4.58	0.00	2	0	-1	0	0	0	0	0	0	0
2028	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0

TOTAL	792	507	0.0	475	304	0.0				33	-5	-16	0	-1	-1	0	9	-2	8

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	6
5.00%	7
15.00%	5
20.00%	5

Vista Oil & Gas S.A.	28
February 13, 2019

TABLE 7.8 CAN

FUTURE WI REVENUE from the TOTAL PROVED RESERVES

as of

DECEMBER 31, 2018

in the

COIRON AMARGO NORTE

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	136	87	0.0	82	52	0.0	65.40	4.58	0.00	6	-1	-2	0	0	0	0	2	-1	2
2020	121	77	0.0	72	46	0.0	65.40	4.58	0.00	5	-1	-2	0	0	-1	0	1	0	1
2021	107	68	0.0	64	41	0.0	65.40	4.58	0.00	4	-1	-2	0	0	0	0	1	0	1
2022	95	61	0.0	57	36	0.0	65.40	4.58	0.00	4	-1	-2	0	0	0	0	1	0	1
2023	84	54	0.0	50	32	0.0	65.40	4.58	0.00	3	-1	-2	0	0	0	0	1	0	1
2024	74	48	0.0	44	28	0.0	65.40	4.58	0.00	3	0	-2	0	0	0	0	1	0	1
2025	66	42	0.0	39	25	0.0	65.40	4.58	0.00	3	0	-1	0	0	0	0	1	0	1
2026	58	37	0.0	35	22	0.0	65.40	4.58	0.00	2	0	-1	0	0	0	0	1	0	0
2027	52	33	0.0	31	20	0.0	65.40	4.58	0.00	2	0	-1	0	0	0	0	0	0	0
2028	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0

TOTAL	792	507	0.0	475	304	0.0				33	-5	-16	0	-1	-1	0	9	-2	8

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	6
5.00%	7
15.00%	5
20.00%	5

Vista Oil & Gas S.A.	29
February 13, 2019

TABLE 7.9 CASO

FUTURE WI REVENUE from the PROVED DEVELOPED RESERVES

as of

DECEMBER 31, 2018

in the

COIRON AMARGO SUROESTE

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	79	40	0.0	8	4	0.0	65.40	4.58	0.00	1	0	-0.1	0	0	0	0	0	0	0
2020	44	22	0.0	5	2	0.0	65.40	4.58	0.00	0	0	-0.1	0	0	0	0	0	0	0
2021	30	15	0.0	3	2	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2022	23	12	0.0	2	1	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2023	19	10	0.0	2	1	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2024	16	8	0.0	2	1	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2025	14	7	0.0	1	1	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2026	13	6	0.0	1	1	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2027	11	6	0.0	1	1	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2028	10	5	0.0	1	1	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2029	10	5	0.0	1	1	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2030	9	5	0.0	1	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2031	8	4	0.0	1	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2032	8	4	0.0	1	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2033	7	4	0.0	1	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2034	7	4	0.0	1	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2035	7	3	0.0	1	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2036	6	3	0.0	1	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2037	6	3	0.0	1	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2038	6	3	0.0	1	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2039	5	3	0.0	1	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2040	5	3	0.0	1	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2041	5	2	0.0	1	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2042	5	2	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2043	5	2	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0.0	0	0	0	0	0	0	0
2044	4	2	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2045	4	2	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2046	4	2	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2047	4	2	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2048	4	2	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2049	4	2	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2050	4	2	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2051	4	2	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2052	4	2	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2053	4	2	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0

TOTAL	398	201	0.0	42	21	0.0				3	0	-1	0	0	0	0	2	0	1

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	1
5.00%	1
15.00%	1
20.00%	1

Vista Oil & Gas S.A.	30
February 13, 2019

TABLE 7.10 CASO

FUTURE WI REVENUE from the TOTAL PROVED RESERVES

as of

DECEMBER 31, 2018

in the

COIRON AMARGO SUROESTE

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	417	211	0.0	44	22	0.0	65.40	4.58	0.00	3	0	-1	0	0	-5	0	-3	0	-4
2020	883	446	0.0	93	47	0.0	65.40	4.58	0.00	6	-1	-1	0	0	-8	0	-4	0	-4
2021	1,686	852	0.0	178	90	0.0	65.40	4.58	0.00	12	-1	-2	0	0	-14	0	-6	-1	-7
2022	1,981	1,001	0.0	209	106	0.0	65.40	4.58	0.00	14	-2	-3	0	0	-7	0	3	-1	2
2023	1,485	750	0.0	157	79	0.0	65.40	4.58	0.00	11	-1	-2	0	0	0	0	7	-1	7
2024	973	492	0.0	103	52	0.0	65.40	4.58	0.00	7	-1	-1	0	0	0	0	5	0	4
2025	682	344	0.0	72	36	0.0	65.40	4.58	0.00	5	-1	-1	0	0	0	0	3	0	3
2026	501	253	0.0	53	27	0.0	65.40	4.58	0.00	4	0	-1	0	0	0	0	2	0	2
2027	382	193	0.0	40	20	0.0	65.40	4.58	0.00	3	0	-1	0	0	0	0	2	0	2
2028	299	151	0.0	32	16	0.0	65.40	4.58	0.00	2	0	0	0	0	0	0	1	0	1
2029	240	121	0.0	25	13	0.0	65.40	4.58	0.00	2	0	0	0	0	0	0	1	0	1
2030	197	99	0.0	21	10	0.0	65.40	4.58	0.00	1	0	0	0	0	0	0	1	0	1
2031	164	83	0.0	17	9	0.0	65.40	4.58	0.00	1	0	0	0	0	0	0	1	0	1
2032	138	70	0.0	15	7	0.0	65.40	4.58	0.00	1	0	0	0	0	0	0	1	0	1
2033	118	59	0.0	12	6	0.0	65.40	4.58	0.00	1	0	0	0	0	0	0	1	0	0
2034	101	51	0.0	11	5	0.0	65.40	4.58	0.00	1	0	0	0	0	0	0	0	0	0
2035	88	45	0.0	9	5	0.0	65.40	4.58	0.00	1	0	0	0	0	0	0	0	0	0
2036	77	39	0.0	8	4	0.0	65.40	4.58	0.00	1	0	0	0	0	0	0	0	0	0
2037	68	35	0.0	7	4	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2038	61	31	0.0	6	3	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2039	54	28	0.0	6	3	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2040	49	25	0.0	5	3	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2041	44	22	0.0	5	2	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2042	40	20	0.0	4	2	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2043	37	19	0.0	4	2	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2044	34	17	0.0	4	2	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2045	31	16	0.0	3	2	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2046	29	14	0.0	3	2	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2047	27	13	0.0	3	1	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2048	25	12	0.0	3	1	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2049	21	11	0.0	2	1	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2050	17	8	0.0	2	1	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2051	10	5	0.0	1	1	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2052	5	2	0.0	1	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2053	4	2	0.0	0	0	0.0	65.40	4.58	0.00	0	0	0	0	0	0	0	0	0	0

TOTAL	10,968	5,542	0.0	1,158	585	0.0				79	-9	-15	0	-2	-34	0	18	-4	13

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	1
5.00%	6
15.00%	-1
20.00%	-3

Vista Oil & Gas S.A.	31
February 13, 2019

TABLE 7.11 AMA - CDP

FUTURE WI REVENUE from the PROVED DEVELOPED RESERVES

as of

DECEMBER 31, 2018

in the

CHARCO DEL PALENQUE FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	131	184	0.7	131	184	0.7	65.39	4.58	385.38	10	-2	-4	0	0	0	0	4	-1	3
2020	111	152	0.6	111	152	0.6	65.39	4.58	385.38	8	-2	-3	0	0	-1	0	3	-1	2
2021	93	125	0.5	93	125	0.5	65.39	4.58	385.38	7	-1	-3	0	0	0	0	2	0	1
2022	79	104	0.4	79	104	0.4	65.39	4.58	385.38	6	-1	-3	0	0	0	0	1	0	1
2023	68	87	0.3	68	87	0.3	65.39	4.58	385.38	5	-1	-3	0	0	0	0	1	0	1
2024	58	73	0.3	58	73	0.3	65.39	4.58	385.38	4	-1	-3	0	0	0	0	1	0	1
2025	50	61	0.2	50	61	0.2	65.39	4.58	385.38	4	-1	-3	0	0	0	0	0	0	0
2026	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	-3	-3	0	-3
2027	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2028	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	590	786	3.0	590	786	3.0				43	-8	-21	0	-1	-1	-3	9	-2	6

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	6
5.00%	6
15.00%	6
20.00%	6

Vista Oil & Gas S.A.	32
February 13, 2019

TABLE 7.12 AMA - CDP

FUTURE WI REVENUE from the TOTAL PROVED RESERVES

as of

DECEMBER 31, 2018

in the

CHARCO DEL PALENQUE FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	131	184	0.7	131	184	0.7	65.39	4.58	385.38	10	-2	-4	0	0	0	0	4	-1	3
2020	138	177	0.7	138	177	0.7	65.39	4.58	385.38	10	-2	-4	0	0	-5	0	-1	-1	-2
2021	154	181	0.7	154	181	0.7	65.39	4.58	385.38	11	-2	-4	0	0	-5	0	0	-1	-1
2022	185	204	0.8	185	204	0.8	65.39	4.58	385.38	13	-2	-4	0	0	-8	0	-1	-1	-2
2023	187	200	0.7	187	200	0.7	65.39	4.58	385.38	13	-2	-4	0	0	0	0	6	0	6
2024	157	166	0.6	157	166	0.6	65.39	4.58	385.38	11	-2	-4	0	0	0	0	5	0	5
2025	132	139	0.5	132	139	0.5	65.39	4.58	385.38	10	-2	-4	0	0	0	0	4	0	4
2026	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	-3	-3	0	-3
2027	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2028	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	1,084	1,250	4.7	1,084	1,250	4.7				79	-15	-27	0	-3	-18	-3	14	-3	10

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	7
5.00%	8
15.00%	6
20.00%	5

Vista Oil & Gas S.A.	33
February 13, 2019

TABLE 7.13 AMA - JQ

FUTURE WI REVENUE from the PROVED DEVELOPED RESERVES

as of

DECEMBER 31, 2018

in the

JARILLA QUENMADA FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	2	511	0.0	2	511	0.0	65.39	4.58	385.38	3	0	-1	0	0	0	0	1	0	1
2020	2	388	0.0	2	388	0.0	65.39	4.58	385.38	2	0	-1	0	0	0	0	1	0	1
2021	2	290	0.0	2	290	0.0	65.39	4.58	385.38	1	0	-1	0	0	0	0	0	0	0
2022	1	207	0.0	1	207	0.0	65.39	4.58	385.38	1	0	-1	0	0	0	0	0	0	0
2023	1	152	0.0	1	152	0.0	65.39	4.58	385.38	1	0	-1	0	0	0	0	0	0	0
2024	1	104	0.0	1	104	0.0	65.39	4.58	385.38	1	0	0	0	0	0	0	0	0	0
2025	1	66	0.0	1	66	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2026	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	-1	-1	0	-1
2027	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2028	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	9	1,719	0.0	9	1,719	0.0				9	-2	-5	0	0	0	-1	2	0	1

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	1
5.00%	1
15.00%	1
20.00%	1

Vista Oil & Gas S.A.	34
February 13, 2019

TABLE 7.14 AMA - JQ

FUTURE WI REVENUE from the TOTAL PROVED RESERVES

as of

DECEMBER 31, 2018

in the

JARILLA QUENMADA FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	2	511	0.0	2	511	0.0	65.39	4.58	385.38	3	0	-1	0	0	0	0	1	0	1
2020	2	388	0.0	2	388	0.0	65.39	4.58	385.38	2	0	-1	0	0	0	0	1	0	1
2021	2	290	0.0	2	290	0.0	65.39	4.58	385.38	1	0	-1	0	0	0	0	0	0	0
2022	1	207	0.0	1	207	0.0	65.39	4.58	385.38	1	0	-1	0	0	0	0	0	0	0
2023	1	152	0.0	1	152	0.0	65.39	4.58	385.38	1	0	-1	0	0	0	0	0	0	0
2024	1	104	0.0	1	104	0.0	65.39	4.58	385.38	1	0	0	0	0	0	0	0	0	0
2025	1	66	0.0	1	66	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2026	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	-1	-1	0	-1
2027	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2028	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.39	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	9	1,719	0.0	9	1,719	0.0				9	-2	-5	0	0	0	-1	2	0	1

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	1
5.00%	1
15.00%	1
20.00%	1

Vista Oil & Gas	35
S.A. February 13, 2019

TABLE 7.15 ELO - RN
FUTURE WI REVENUE from the PROVED DEVELOPED RESERVES
as of
DECEMBER 31, 2018
in the
ENTRE LOMAS RN FIELD
in
ARGENTINA
attributable to
VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	1,284	5,875	16.4	1,284	5,875	16.4	65.40	4.58	385.38	118	-18	-53	0	-4	-12	0	32	-11	21
2020	1,189	4,589	13.6	1,189	4,589	13.6	65.40	4.58	385.38	105	-16	-49	0	-3	-16	0	21	-7	14
2021	1,107	3,651	11.4	1,107	3,651	11.4	65.40	4.58	385.38	94	-14	-45	0	-3	-4	0	28	-6	22
2022	1,037	2,967	9.8	1,037	2,967	9.8	65.40	4.58	385.38	86	-13	-43	0	-3	-2	0	26	-5	21
2023	975	2,402	8.6	975	2,402	8.6	65.40	4.58	385.38	79	-12	-41	0	-3	0	0	24	-4	20
2024	921	2,017	7.6	921	2,017	7.6	65.40	4.58	385.38	73	-11	-39	0	-2	0	0	21	-3	17
2025	864	1,644	6.8	864	1,644	6.8	65.40	4.58	385.38	67	-10	-37	0	-2	0	0	17	-3	15
2026	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2027	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	-14	-14	0	-14
2028	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	7,377	23,146	74.2	7,377	23,146	74.2				622	-93	-307	0	-20	-33	-14	154	-38	116

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	89
5.00%	101
15.00%	80
20.00%	71

Vista Oil & Gas S.A.	36
February 13, 2019

TABLE 7.16 ELO - RN
FUTURE WI REVENUE from the TOTAL PROVED RESERVES
as of
DECEMBER 31, 2018
in the
ENTRE LOMAS RN FIELD
in
ARGENTINA
attributable to
VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	1,327	5,944	16.5	1,327	5,944	16.5	65.40	4.58	385.38	122	-18	-54	0	-4	-17	0	29	-12	17
2020	1,243	4,677	13.7	1,243	4,677	13.7	65.40	4.58	385.38	109	-16	-50	0	-3	-18	0	22	-7	14
2021	1,174	3,762	11.6	1,174	3,762	11.6	65.40	4.58	385.38	99	-15	-46	0	-3	-6	0	29	-6	23
2022	1,094	3,062	10.0	1,094	3,062	10.0	65.40	4.58	385.38	90	-14	-44	0	-3	-2	0	28	-5	23
2023	1,023	2,484	8.7	1,023	2,484	8.7	65.40	4.58	385.38	82	-12	-41	0	-3	0	0	26	-4	22
2024	959	2,085	7.7	959	2,085	7.7	65.40	4.58	385.38	76	-11	-40	0	-2	0	0	22	-3	19
2025	896	1,700	6.9	896	1,700	6.9	65.40	4.58	385.38	69	-10	-38	0	-2	0	0	19	-3	16
2026	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2027	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	-14	-14	0	-14
2028	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	7,716	23,713	75.3	7,716	23,713	75.3				647	-97	-312	0	-21	-43	-14	161	-40	121

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	91
5.00%	105
15.00%	81
20.00%	72

Vista Oil & Gas	37
S.A. February 13, 2019

TABLE 7.17 ELO - NQ
FUTURE WI REVENUE from the PROVED DEVELOPED RESERVES
as of
DECEMBER 31, 2018
in the
ENTRE LOMAS NQN FIELD
in
ARGENTINA
attributable to
VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	397	562	1.1	397	562	1.1	65.40	4.58	385.38	29	-4	-10	0	-1	0	0	13	-4	9
2020	362	459	1.0	362	459	1.0	65.40	4.58	385.38	26	-4	-9	0	-1	0	0	12	-3	9
2021	329	375	0.9	329	375	0.9	65.40	4.58	385.38	24	-4	-9	0	-1	0	0	10	-2	8
2022	301	302	0.8	301	302	0.8	65.40	4.58	385.38	21	-3	-8	0	-1	0	0	9	-2	7
2023	276	231	0.7	276	231	0.7	65.40	4.58	385.38	19	-3	-8	0	-1	0	0	8	-2	6
2024	254	188	0.6	254	188	0.6	65.40	4.58	385.38	18	-3	-7	0	-1	0	0	7	-2	5
2025	233	135	0.5	233	135	0.5	65.40	4.58	385.38	16	-2	-7	0	-1	0	0	6	-1	5
2026	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2027	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	-10	-10	0	-10
2028	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	2,153	2,253	5.6	2,153	2,253	5.6				153	-23	-59	0	-5	0	-10	56	-16	40

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	34
5.00%	37
15.00%	31
20.00%	29

Vista Oil & Gas S.A.	38
February 13, 2019

TABLE 7.18 ELO - NQ
FUTURE WI REVENUE from the TOTAL PROVED RESERVES
as of
DECEMBER 31, 2018
in the
ENTRE LOMAS NQN FIELD
in
ARGENTINA
attributable to
VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	397	562	1.1	397	562	1.1	65.40	4.58	385.38	29	-4	-10	0	-1	0	0	13	-4	9
2020	397	526	1.1	397	526	1.1	65.40	4.58	385.38	29	-4	-10	0	-1	-4	0	10	-3	7
2021	368	447	1.0	368	447	1.0	65.40	4.58	385.38	26	-4	-9	0	-1	-2	0	10	-3	8
2022	334	362	0.8	334	362	0.8	65.40	4.58	385.38	24	-4	-9	0	-1	0	0	11	-2	8
2023	302	280	0.7	302	280	0.7	65.40	4.58	385.38	21	-3	-8	0	-1	0	0	9	-2	7
2024	276	228	0.7	276	228	0.7	65.40	4.58	385.38	19	-3	-8	0	-1	0	0	8	-2	6
2025	251	168	0.6	251	168	0.6	65.40	4.58	385.38	17	-3	-7	0	-1	0	0	7	-1	6
2026	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2027	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	-10	-10	0	-10
2028	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	65.40	4.58	385.38	0	0	0	0	0	0	0	0	0	0

TOTAL	2,325	2,572	6.0	2,325	2,572	6.0				166	-25	-62	0	-5	-6	-10	58	-16	42

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	34
5.00%	38
15.00%	31
20.00%	28

Vista Oil & Gas S.A.	39
February 13, 2019

TABLE 7.19 JDM

FUTURE WI REVENUE from the PROVED DEVELOPED RESERVES

as of

DECEMBER 31, 2018

in the

JAGUEL DE LOS MACHOS FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and	Sales		Oil, C5+, and	Sales		Oil, C5+, and			Gross		Operating			Capital	Abandon	Before		After
	Condensate	Gas	LPG	Condensate	Gas	LPG	Condensate	Sales Gas	LPG	Revenue	Royalties	Expenses	Others	IIBB	Costs	Costs	TAX	IIGG	TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	1,070	1,669	0.0	1,070	1,669	0.0	64.68	4.58	0.00	78	-12	-14	0	-3	0	0	50	-14	37
2020	903	1,451	0.0	903	1,451	0.0	64.68	4.58	0.00	66	-10	-12	0	-2	0	0	42	-10	32
2021	775	1,270	0.0	775	1,270	0.0	64.68	4.58	0.00	57	-9	-11	0	-2	0	0	36	-8	28
2022	676	1,122	0.0	676	1,122	0.0	64.68	4.58	0.00	50	-7	-10	0	-2	0	0	31	-7	24
2023	593	996	0.0	593	996	0.0	64.68	4.58	0.00	44	-7	-9	0	-1	0	0	26	-6	21
2024	526	889	0.0	526	889	0.0	64.68	4.58	0.00	39	-6	-9	0	-1	0	0	23	-5	18
2025	353	600	0.0	353	600	0.0	64.68	4.58	0.00	26	-4	-7	0	-1	0	0	14	-3	11
2026	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	-1	-1	0	-1
2027	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2028	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0

TOTAL	4,896	7,996	0.0	4,896	7,996	0.0				360	-54	-72	0	-12	0	-1	221	-52	169

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	131
5.00%	148
15.00%	118
20.00%	107

Vista Oil & Gas	40
S.A. February 13, 2019

TABLE 7.20 JDM

FUTURE WI REVENUE from the TOTAL PROVED RESERVES

as of

DECEMBER 31, 2018

in the

JAGUEL DE LOS MACHOS FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and Condensate	Sales Gas	LPG	Oil, C5+, and Condensate	Sales Gas	LPG	Oil, C5+, and Condensate	Sales Gas	LPG	Gross Revenue	Royalties	Operating Expenses	Others	IIBB	Capital Costs	Abandon Costs	Before TAX	IIGG	After TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	1,167	1,762	0.0	1,167	1,762	0.0	64.68	4.58	0.00	85	-13	-14	0	-3	-5	0	50	-15	35
2020	973	1,518	0.0	973	1,518	0.0	64.68	4.58	0.00	71	-11	-13	0	-2	-3	0	42	-10	32
2021	888	1,378	0.0	888	1,378	0.0	64.68	4.58	0.00	65	-10	-12	0	-2	0	0	41	-9	32
2022	759	1,202	0.0	759	1,202	0.0	64.68	4.58	0.00	56	-8	-11	0	-2	0	0	35	-8	27
2023	663	1,063	0.0	663	1,063	0.0	64.68	4.58	0.00	49	-7	-10	0	-2	0	0	30	-6	23
2024	587	948	0.0	587	948	0.0	64.68	4.58	0.00	43	-6	-9	0	-1	0	0	26	-6	20
2025	395	640	0.0	395	640	0.0	64.68	4.58	0.00	29	-4	-7	0	-1	0	0	16	-3	13
2026	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	-1	-1	0	-1
2027	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2028	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	64.68	4.58	0.00	0	0	0	0	0	0	0	0	0	0

TOTAL	5,432	8,511	0.0	5,432	8,511	0.0				397	-60	-76	0	-13	-8	-1	239	-57	182

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	140
5.00%	159
15.00%	125
20.00%	113

Vista Oil & Gas S.A.	41
February 13, 2019

TABLE 7.21 MED

FUTURE WI REVENUE from the PROVED DEVELOPED RESERVES

as of

DECEMBER 31, 2018

in the

MEDANITO FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and Condensate	Sales Gas	LPG	Oil, C5+, and Condensate	Sales Gas	LPG	Oil, C5+, and Condensate	Sales Gas	LPG	Gross Revenue	Royalties	Operating Expenses	Others	IIBB	Capital Costs	Abandon Costs	Before TAX	IIGG	After TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	1,298	330	0.0	1,298	330	0.0	64.67	4.58	0.00	86	-13	-21	0	-3	-1	0	48	-13	35
2020	1,118	297	0.0	1,118	297	0.0	64.67	4.58	0.00	74	-11	-20	0	-2	0	0	40	-9	31
2021	999	272	0.0	999	272	0.0	64.67	4.58	0.00	66	-10	-19	0	-2	0	0	35	-8	27
2022	912	253	0.0	912	253	0.0	64.67	4.58	0.00	60	-9	-18	0	-2	0	0	31	-7	24
2023	843	237	0.0	843	237	0.0	64.67	4.58	0.00	56	-8	-18	0	-2	0	0	28	-6	22
2024	787	223	0.0	787	223	0.0	64.67	4.58	0.00	52	-8	-17	0	-2	0	0	25	-5	20
2025	735	209	0.0	735	209	0.0	64.67	4.58	0.00	49	-7	-17	0	-2	0	0	23	-5	18
2026	578	165	0.0	578	165	0.0	64.67	4.58	0.00	38	-6	-16	0	-1	0	0	15	-3	12
2027	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	-3	-3	0	-3
2028	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0

TOTAL	7,270	1,986	0.0	7,270	1,986	0.0				481	-72	-146	0	-16	-1	-3	243	-56	187

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	140
5.00%	160
15.00%	124
20.00%	111

Vista Oil & Gas S.A.	42
February 13, 2019

TABLE 7.22 MED

FUTURE WI REVENUE from the TOTAL PROVED RESERVES

as of

DECEMBER 31, 2018

in the

MEDANITO FIELD

in

ARGENTINA

attributable to

VISTA OIL AND GAS

	Gross Product Sales			WI Product Sales			Average Prices			Future							FCF		FCF
	Oil, C5+, and Condensate	Sales Gas	LPG	Oil, C5+, and Condensate	Sales Gas	LPG	Oil, C5+, and Condensate	Sales Gas	LPG	Gross Revenue	Royalties	Operating Expenses	Others	IIBB	Capital Costs	Abandon Costs	Before TAX	IIGG	After TAX
	MBbl	MMcf	MTons	MBbl	MMcf	MTons	US$/bbl	US$/MMBTU	US$/Tn	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$	MMUS$
2019	1,417	377	0.0	1,417	377	0.0	64.67	4.58	0.00	94	-14	-22	0	-3	-7	0	47	-14	33
2020	1,253	350	0.0	1,253	350	0.0	64.67	4.58	0.00	83	-12	-21	0	-3	-7	0	40	-10	30
2021	1,172	341	0.0	1,172	341	0.0	64.67	4.58	0.00	78	-12	-20	0	-3	0	0	43	-9	34
2022	1,024	297	0.0	1,024	297	0.0	64.67	4.58	0.00	68	-10	-19	0	-2	0	0	36	-8	29
2023	924	269	0.0	924	269	0.0	64.67	4.58	0.00	61	-9	-18	0	-2	0	0	32	-7	25
2024	851	248	0.0	851	248	0.0	64.67	4.58	0.00	56	-8	-18	0	-2	0	0	28	-6	22
2025	787	230	0.0	787	230	0.0	64.67	4.58	0.00	52	-8	-17	0	-2	0	0	25	-5	20
2026	615	180	0.0	615	180	0.0	64.67	4.58	0.00	41	-6	-16	0	-1	0	0	17	-3	14
2027	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	-3	-3	0	-3
2028	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2029	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2030	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2031	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2032	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2033	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2034	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2035	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2036	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2037	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2038	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2039	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2040	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2041	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2042	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2043	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2044	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2045	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2046	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2047	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2048	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2049	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2050	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2051	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2052	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0
2053	0	0	0.0	0	0	0.0	64.67	4.58	0.00	0	0	0	0	0	0	0	0	0	0

TOTAL	8,044	2,290	0.0	8,044	2,290	0.0				532	-80	-152	0	-17	-14	-3	266	-62	204

*	Gas Sales at STD conditions

Present Worth (M U.S.$) at:
10.00%	151
5.00%	174
15.00%	132
20.00%	118

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Appendix III

Standard Glossary

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%	Percentage
1H05	First half (6 months) of 2005 (example)
2Q06	Second quarter (3 months) of 2006 (example)
2D	Two dimensional
3D	Three dimensional
4D	Four dimensional
1P	Proved Reserves
2P	Proved plus Probable Reserves
3P	Proved plus Probable plus Possible Reserves
ABEX	Abandonment Expenditure
ACQ	Annual Contract Quantity
[o]API	Degrees API (American Petroleum Institute)
AAPG	American Association of Petroleum Geologists
AVO	Amplitude versus Offset
A$	Australian Dollars
B	Billion (109)
Bbl	Barrels
/Bbl	per barrel
BBbl	Billion Barrels
BHA	Bottom Hole Assembly
BHC	Bottom Hole Compensated
Bscf or Bcf	Billion standard cubic feet
Bscfd or Bcfd	Billion standard cubic feet per day
Bm3	Billion cubic metres

bcpd	Barrels of condensate per day
BHP	Bottom Hole Pressure
blpd	Barrels of liquid per day
bpd	Barrels per day
boe	Barrels of oil equivalent @ xxx mcf/Bbl
boepd	Barrels of oil equivalent per day @ xxx mcf/Bbl
BOP	Blow Out Preventer
bopd	Barrels oil per day
bwpd	Barrels of water per day
BS&W	Bottom sediment and water
BTU	British Thermal Units
bwpd	Barrels water per day
CBM	Coal Bed Methane
CO2	Carbon Dioxide
CAPEX	Capital Expenditure
CCGT	Combined Cycle Gas Turbine
cm	centimetres
CMM	Coal Mine Methane
CNG	Compressed Natural Gas
Cp	Centipoise (a measure of viscosity)
CSG	Coal Seam Gas
CT	Corporation Tax
D1BM	Design 1 Build Many
DCQ	Daily Contract Quantity
Deg C	Degrees Celsius

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Glossary – Standard Oil Industry Terms and Abbreviations

Deg F	Degrees Fahrenheit
DHI	Direct Hydrocarbon Indicator
DLIS	Digital Log Interchange Standard
DST	Drill Stem Test
DWT	Dead-weight ton
E&A	Exploration & Appraisal
E&P	Exploration and Production
EBIT	Earnings before Interest and Tax
EBITDA	Earnings before interest, tax, depreciation and amortisation
ECS	Elemental Capture Spectroscopy
EI	Entitlement Interest
EIA	Environmental Impact Assessment
ELT	Economic Limit Test
EMV	Expected Monetary Value
EOR	Enhanced Oil Recovery
EUR	Estimated Ultimate Recovery
FDP	Field Development Plan
FEED	Front End Engineering and Design
FPSO	Floating Production Storage and Offloading
FSO	Floating Storage and Offloading
FWL	Free Water Level
ft	Foot/feet
Fx	Foreign Exchange Rate
g	gram
g/cc	grams per cubic centimetre
gal	gallon

gal/d	gallons per day
G&A	General and Administrative costs
GBP	Pounds Sterling
GCoS	Geological Chance of Success
GDT	Gas Down to
GIIP	Gas Initially In Place
GJ	Gigajoules (one billion Joules)
GOC	Gas Oil Contact
GOR	Gas Oil Ratio
GRV	Gross Rock Volumes
GTL	Gas to Liquids
GWC	Gas water contact
HDT	Hydrocarbons Down to
HSE	Health, Safety and Environment
HSFO	High Sulphur Fuel Oil
HUT	Hydrocarbons up to
H2S	Hydrogen Sulphide
IOR	Improved Oil Recovery
IPP	Independent Power Producer
IRR	Internal Rate of Return
J	Joule (Metric measurement of energy) I kilojoule = 0.9478 BTU)
k	Permeability
KB	Kelly Bushing
KJ	Kilojoules (one Thousand Joules)
kl	Kilolitres
km	Kilometres
km2	Square kilometres

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Glossary – Standard Oil Industry Terms and Abbreviations

kPa	Thousands of Pascals (measurement of pressure)
KW	Kilowatt
KWh	Kilowatt hour
LAS	Log ASCII Standard
LKG	Lowest Known Gas
LKH	Lowest Known Hydrocarbons
LKO	Lowest Known Oil
LNG	Liquefied Natural Gas
LoF	Life of Field
LPG	Liquefied Petroleum Gas
LTI	Lost Time Injury
LWD	Logging while drilling
m	Metres
M	Thousand
m3	Cubic metres
Mcf or Mscf	Thousand standard cubic feet
MCM	Management Committee Meeting
MMcf or MMscf	Million standard cubic feet
m3/d	Cubic metres per day
mD	Measure of Permeability in millidarcies
MD	Measured Depth
MDT	Modular Dynamic Tester
Mean	Arithmetic average of a set of numbers
Median	Middle value in a set of values
MFT	Multi Formation Tester
mg/l	milligrams per litre

MJ	Megajoules (One Million Joules)
Mm3	Thousand Cubic metres
Mm3/d	Thousand Cubic metres per day
MM	Million
MMm[3]	Million Cubic metres
MMm3/d	Million Cubic metres per day
MMBbl	Millions of barrels
MMBTU	Millions of British Thermal Units
Mode	Value that exists most frequently in a set of values = most likely
Mscfd	Thousand standard cubic feet per day
MMscfd	Million standard cubic feet per day
MW	Megawatt
MWD	Measuring While Drilling
MWh	Megawatt hour
mya	Million years ago
NGL	Natural Gas Liquids
N2	Nitrogen
NTG	Net/Gross Ratio
NPV	Net Present Value
OBM	Oil Based Mud
OCM	Operating Committee Meeting
ODT	Oil-Down-To
OGIP	Original Gas in Place
OIIP	Oil Initially In Place
OOIP	Original Oil in Place
OPEX	Operating Expenditure
OWC	Oil Water Contact
p.a.	Per annum

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Glossary – Standard Oil Industry Terms and Abbreviations

Pa	Pascals (metric measurement of pressure)
P&A	Plugged and Abandoned
PDP	Proved Developed Producing
Phie	effective porosity
PI	Productivity Index
PIIP	Petroleum Initially In Place
PJ	Petajoules (10[15] Joules)
PSDM	Post Stack Depth Migration
psi	Pounds per square inch
psia	Pounds per square inch absolute
psig	Pounds per square inch gauge
PUD	Proved Undeveloped
PVT	Pressure, Volume and Temperature
P10	10% Probability
P50	50% Probability
P90	90% Probability
RF	Recovery factor
RFT	Repeat Formation Tester
RT	Rotary Table
R/P	Reserve to Production
Rw	Resistivity of water
SCAL	Special core analysis
cf or scf	Standard Cubic Feet
cfd or scfd	Standard Cubic Feet per day
scf/ton	Standard cubic foot per ton
SL	Straight line (for depreciation)
so	Oil Saturation
SPM	Single Point Mooring

SPE	Society of Petroleum Engineers
SPEE	Society of Petroleum Evaluation Engineers
SPS	Subsea Production System
SS	Subsea
stb	Stock tank barrel
STOIIP	Stock tank oil initially in place
Swi	irreducible water saturation
sw	Water Saturation
T	Tonnes
TD	Total Depth
Te	Tonnes equivalent
THP	Tubing Head Pressure
TJ	Terajoules (10[12] Joules)
Tscf or Tcf	Trillion standard cubic feet
TCM	Technical Committee Meeting
TOC	Total Organic Carbon
TOP	Take or Pay
Tpd	Tonnes per day
TVD	True Vertical Depth
TVDss	True Vertical Depth Subsea
UFR	Umbilical Flow Lines and Risers
USGS	United States Geological Survey
US$	United States dollar
VLCC	Very Large Crude Carrier
Vsh	shale volume
VSP	Vertical Seismic Profiling
WC	Water Cut
WI	Working Interest
WPC	World Petroleum Council

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Glossary – Standard Oil Industry Terms and Abbreviations

WTI	West Texas Intermediate

wt%	Weight percent

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